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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                January 16, 1997
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                          URETHANE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




           Nevada                       1-11600               33-0126369
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(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)



   212 West Taft, Orange, California                                  92866
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (714) 921-2300


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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        1.   (i)   The Registrant's former independent accountant, Arthur
Andersen LLP, was dismissed from that capacity on January 16, 1997 pursuant to action recommended and approved by the Registrant's board of directors.

             (ii) The report by Arthur Andersen LLP on the financial statements of the Registrant for fiscal years ended December 31, 1995 and 1994 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.

             (iii) During the Registrant's fiscal year ended December 31, 1995 there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In August 1996, Arthur Andersen LLP informed the Company that the recognition in results of operations of $420,040 of rebates (approximately $200,000 each from two vendors) in the second quarter of 1996 was not appropriate because the rebates were contingent upon future purchases. The Company contacted these two vendors during the third quarter of 1996 to request the removal of the future purchases aspect of the agreements. One vendor agreed with this request. The other vendor did not act on the Company's request; as a result, in the third quarter the Company reversed the portion of the rebate previously recognized in operations which related to this vendor.

             The Company's Board of Directors did not discuss the disagreement with Arthur Andersen LLP. A meeting of the Company's Audit Committee had been scheduled for October, 1996, but such meeting was cancelled due to the previously announced resignations of the Company's outside directors. Arthur Andersen LLP has informed the Company that it believes that the Company's second quarter income statement may require restatement, depending on relative materiality, to properly eliminate the impact of the above-mentioned rebates.
If the second quarter income statement is restated, then the charge taken in the third quarter would be reversed. The Company has authorized Arthur Andersen LLP to respond fully to inquiries from its successor accountant concerning the subject matter of such disagreement. This adjustment, if made, would not affect the nine month income statement for the period ended September 30, 1996. There were no other disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure during the Registrant's fiscal year ended December 31, 1996 and the interim period ended January 16, 1997.

             The Registrant has requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether the former accountant agrees with the statements made by Registrant in Item 4 hereof, and, if not, stating the respect in which the former accountant does not agree.

        2. The Registrant engaged BDO Seidman LLP as its new independent accountant on January 16, 1997. Registrant did not consult with BDO Seidman LLP or any other accounting firm regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of opinion that might be rendered regarding Registrant's financial statements, nor did Registrant consult with BDO Seidman LLP with respect to any accounting disagreement or any reportable event at any time prior to the appointment of such firm.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)  Exhibits

              16.1 Letter from Arthur Andersen LLP, former principal accountant for the Registrant.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: January 22, 1997                      URETHANE TECHNOLOGIES, INC.



                                             By: /s/ JAMES B. FRAKES
                                             -------------------------------
                                                     James B. Frakes
                                                     Chief Financial Officer